                                                                    EXHIBIT 10.1


                 SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT


         THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into on April 15, 2004, by and between HORIZON MEDICAL PRODUCTS, INC., a Georgia corporation (hereinafter referred to as "Borrower"), with its chief executive office and principal place of business at One Horizon Way, Manchester, Georgia 31816, and STANDARD FEDERAL BANK NATIONAL ASSOCIATION, a national banking association, acting by and through LASALLE BUSINESS CREDIT, LLC (as successor to LaSalle Business Credit, Inc.), a Delaware limited liability company, as its agent (hereinafter referred to as "Lender"), with an office at 135 South LaSalle Street, Chicago, Illinois 60603-4105.

                                    RECITALS:

         Lender and Borrower are parties to a certain Loan and Security Agreement dated as of March 18, 2002, as amended by that certain First Amendment to Loan and Security Agreement dated as of December 23, 2002 (as amended at any time, the "Loan Agreement"), pursuant to which Lender has made certain loans and other financial accommodations to Borrower.

         The parties desire to amend the Loan Agreement as hereinafter set forth.

         NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. DEFINITIONS. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

         2. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as follows:

                  (a) By deleting Section 10 of the Loan Agreement and by substituting in lieu thereof the following:

                  10.      TERMINATION; AUTOMATIC RENEWAL.

                           THIS AGREEMENT SHALL BE IN EFFECT FROM THE DATE
                  HEREOF UNTIL MARCH 17, 2005 (THE "ORIGINAL TERM") AND SHALL AUTOMATICALLY RENEW ITSELF FROM YEAR TO YEAR THEREAFTER (EACH SUCH ONE-YEAR RENEWAL BEING REFERRED TO HEREIN AS A "RENEWAL TERM") UNLESS (A) LENDER MAKES DEMAND FOR REPAYMENT PRIOR TO THE END OF THE ORIGINAL TERM OR THE THEN CURRENT RENEWAL TERM;
                  (B) THE DUE DATE OF THE LIABILITIES IS ACCELERATED PURSUANT TO
                  SECTION 16 HEREOF; (C) BORROWER ELECTS TO TERMINATE THIS AGREEMENT AT THE END OF THE ORIGINAL TERM OR AT THE END OF ANY RENEWAL TERM BY GIVING LENDER WRITTEN NOTICE OF SUCH ELECTION AT LEAST NINETY (90) DAYS PRIOR TO THE END OF THE ORIGINAL TERM OR THE THEN CURRENT RENEWAL TERM AND BY PAYING ALL OF THE LIABILITIES IN FULL ON THE LAST DAY OF SUCH TERM; (D) BORROWER ELECTS TO TERMINATE THIS AGREEMENT PRIOR TO THE END OF THE ORIGINAL TERM OR ANY THEN CURRENT RENEWAL TERM BY GIVING LENDER WRITTEN NOTICE OF SUCH ELECTION AT LEAST TEN (10) DAYS PRIOR TO SUCH TERMINATION AND BY PAYING ALL OF THE LIABILITIES IN FULL ON OR PRIOR TO THE DATE OF SUCH TERMINATION; OR (E) LENDER ELECTS TO TERMINATE THIS AGREEMENT ON OR AFTER FEBRUARY 1, 2004, AS A RESULT OF A

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                  TERMINATION EVENT. If one or more of the events specified in clauses (a), (b), (c), (d) and (e) occurs, then (i) Lender shall not make any additional Loans on or after the date identified as the date on which the Liabilities are to be repaid; and (ii) this Agreement shall terminate on the date thereafter that the Liabilities are paid in full. At such time as Borrower has repaid all of the Liabilities and this Agreement has terminated, Borrower shall deliver to Lender a release, in form and substance satisfactory to Lender, of all obligations and liabilities of Lender and its officers, directors, employees, agents, parents, subsidiaries and affiliates to Borrower, and if Borrower is obtaining new financing from another lender, Borrower shall deliver such lender's indemnification of Lender, in form and substance satisfactory to Lender, for checks which Lender has credited to Borrower's account, but which subsequently are dishonored for any reason or for automatic clearinghouse or wire transfers not yet posted to Borrower's account. If, during the term of this Agreement, Borrower prepays all of the Liabilities from any source other than income from the ordinary course of operations of Borrower's business and this Agreement is terminated prior to the end of the Original Term or any then current Renewal Term, Borrower agrees to pay to Lender as a prepayment fee, in addition to the payment of all other Liabilities, an amount equal to five-eighths of one percent (5/8%) of the Maximum Loan Limit.

                  (b) By deleting Section (b) of Schedule 14 to the Loan Agreement and by substituting in lieu thereof the following:

                  B.       FIXED CHARGE COVERAGE.

                           Borrower shall not permit the ratio of its EBITDA to
                  Fixed Charges for each period set forth below to be less than the ratio set forth below for the corresponding period set forth below, in each case for the immediately preceding four fiscal quarters:

                               Period                                      Ratio
                               ------                                      -----
                  Fiscal quarter ending December 31, 2002              0.15 to 1.0
                  Fiscal quarter ending March 31, 2003                 0.3 to 1.0
                  Fiscal quarter ending June 30, 2003                  0.3 to 1.0
                  Fiscal quarter ending September 30, 2003             0.3 to 1.0
                  Fiscal quarter ending December 31, 2003              0.50 to 1.0
                  Fiscal quarter ending March 31, 2004                 0.50 to 1.0
                  and each fiscal quarter thereafter

                  (c) By deleting Section (c) of Schedule 14 to the Loan Agreement and by substituting in lieu thereof the following:

                  C.       EBITDA.

                           Borrower shall not permit EBITDA to be less than the
                  amount set forth below as of the date set forth below corresponding thereto, based upon the immediately preceding four fiscal quarters:

                  Period                                           Amount
                  ------                                           ------
                  December 31, 2002                              $  750,000

                  March 31, 2003                                 $1,350,000

                  June 30, 2003                                  $1,475,000

                  September 30, 2003                             $1,475,000

                  December 31, 2003                              $2,500,000

                  March 31, 2004                                 $2,000,000

                  June 30, 2004                                  $2,000,000

                  September 30, 2004                             $2,000,000

                  December 31, 2004 and each fiscal              $2,250,000
                  quarter thereafter based upon the
                  immediately preceding four
                  fiscal quarters

                  (d)      By deleting the definition of "Maximum Loan Limit" in
Section 1 of the Loan Agreement and by substituting in lieu thereof the following:

                           "MAXIMUM LOAN LIMIT" shall mean, at any time, an
                  amount equal to the sum of (i) the Maximum Revolving Loan Limit and (ii) the outstanding principal balance of the Term Loan at such time.

                  (e) By deleting the definition of "Medtronic" in Section 1 of the Loan Agreement and by substituting in lieu thereof the following:

                           "MEDTRONIC" shall mean Medtronic, Inc., a Minnesota
                  corporation.

                  (f) By deleting Schedule 11(c) (Loans), Schedule 11(g) (Litigation), Schedule 11(i) (Affiliate Transactions), and Schedule 11(n) (Indebtedness) to the Loan Agreement in their entirety and by substituting in lieu thereof, respectively, Schedule 11(c), Schedule 11(g), Schedule 11(i), and
Schedule 11(n) attached to this Amendment.

         3. RATIFICATION AND REAFFIRMATION. Borrower hereby ratifies and reaffirms the Liabilities, the Loan Agreement, each of the Other Agreements and all of Borrower's covenants, duties, indebtedness and liabilities under the Loan Agreement and the Other Agreements.

         4. ACKNOWLEDGMENTS AND STIPULATIONS. Borrower acknowledges and stipulates that the Loan Agreement and the Other Agreements executed by Borrower are legal, valid and binding obligations of Borrower that are enforceable against Borrower in accordance with the terms thereof; all of the Liabilities are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrower); the security interests and liens granted by Borrower in favor of Lender are duly perfected, first priority security interests and liens; the unpaid principal amount of the Revolver Loans on and as of March 31, 2004, totaled Zero Dollars ($0); and the unpaid principal amount of the Term Loan on and as of March 31, 2004, totaled Six Hundred Sixty-Six Thousand Six Hundred Sixty-Six and 56/100 Dollars ($666,666.56).

         5. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, to induce Lender to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Borrower and this Amendment has been duly executed and delivered by Borrower; and all of the representations and

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warranties made by Borrower in the Loan Agreement, as hereby amended, are true and correct on and as of the date hereof.

         6. REFERENCE TO LOAN AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

         7. BREACH OF AMENDMENT. This Amendment shall constitute an Other Agreement under the Loan Agreement and shall be entitled to all benefits and protections thereof.

         8. CONDITIONS PRECEDENT. The effectiveness of the amendments contained in Section 2 hereof is subject to the satisfaction of each of the following conditions precedent, in form and substance satisfactory to Lender, unless satisfaction thereof is specifically waived in writing by Lender:

         (a) Lender shall have received an original counterpart of this Amendment, duly executed by Borrower and acknowledged by each Guarantor; and

         (b) Lender shall received a duly executed Secretary's Certificate of Board of Directors Resolutions authorizing Borrower to enter into this Amendment.

         9. AMENDMENT FEE; EXPENSES OF LENDER. In consideration of Lender's willingness to enter into this Amendment, Borrower agrees to pay to Lender an amendment fee in the amount of $25,000 in immediately available funds on the date hereof. Additionally, Borrower agrees to pay, ON DEMAND, all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and any Other Agreements executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

         10. EFFECTIVENESS; GOVERNING LAW. This Amendment shall be effective upon acceptance by Lender in Atlanta, Georgia (notice of which acceptance Borrower hereby waives), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

         11. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         12. NO NOVATION, ETC. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the Other Agreements, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

         13. COUNTERPARTS; TELECOPIED SIGNATURES. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

         14. FURTHER ASSURANCES. Borrower agrees to take such further actions as Lender shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

         15. SECTION TITLES. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

         16. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT.

                         [Signatures on following page]




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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers as of the date first written above.

ATTEST:                               HORIZON MEDICAL PRODUCTS, INC.
                                      ("Borrower")



  /s/ L. Bruce Maloy            By:        /s/ Robert J. Wenzel
------------------------            --------------------------------
Secretary                                      Robert J. Wenzel
                                               President

[CORPORATE SEAL]


                                      STANDARD FEDERAL BANK NATIONAL
                                      ASSOCIATION, acting by and through
                                      LASALLE BUSINESS CREDIT, LLC, as its agent
                                      ("Lender")


                                      By:      /s/ Patrick Aarons
                                          --------------------------------------

                                      Title:   First Vice President
                                            ------------------------------------